Exhibit 99.2
Westar Energy, Inc.
First Quarter 2013 Earnings
Released May 8, 2013

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
	2013	2012	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$165,375	$138,418	$26,957	19.5
Commercial	147,956	129,651	18,305	14.1
Industrial	90,925	85,420	5,505	6.4
Other retail	(3,171)	(2,920)	(251)	(8.6)
Total Retail Revenues	401,085	350,569	50,516	14.4
Wholesale	86,469	71,212	15,257	21.4
Transmission	51,510	45,963	5,547	12.1
Other	7,148	7,933	(785)	(9.9)
Total Revenues	546,212	475,677	70,535	14.8
OPERATING EXPENSES:
Fuel and purchased power	151,752	127,654	24,098	18.9
Operating and maintenance	158,729	156,044	2,685	1.7
Depreciation and amortization	66,846	73,280	(6,434)	(8.8)
Selling, general and administrative	48,945	47,334	1,611	3.4
Total Operating Expenses	426,272	404,312	21,960	5.4
INCOME FROM OPERATIONS	119,940	71,365	48,575	68.1
OTHER INCOME (EXPENSE):
Investment earnings	4,059	4,324	(265)	(6.1)
Other income	3,715	13,590	(9,875)	(72.7)
Other expense	(5,361)	(5,553)	192	3.5
Total Other Income	2,413	12,361	(9,948)	(80.5)
Interest expense	44,284	42,046	2,238	5.3
INCOME BEFORE INCOME TAXES	78,069	41,680	36,389	87.3
Income tax expense	24,813	12,443	12,370	99.4
NET INCOME	53,256	29,237	24,019	82.2
Less: Net income attributable to noncontrolling interests	2,112	1,713	399	23.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	51,144	27,524	23,620	85.8
Preferred dividends	—	242	(242)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$51,144	$27,282	$23,862	87.5
Earnings per common share, basic	$0.40	$0.21	$0.19	90.5
Average equivalent common shares outstanding, basic	127,196	126,495	701	0.6
DIVIDENDS DECLARED PER COMMON SHARE	$0.34	$0.33	$0.01	3.0
Effective income tax rate	31.78%	29.85%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	March 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,643	$5,829
Restricted cash	513	573
Accounts receivable, net of allowance for doubtful accounts of $6,353 and $4,916, respectively	226,250	224,439
Fuel inventory and supplies	236,991	249,016
Prepaid expenses	18,046	15,847
Regulatory assets	111,555	114,895
Other	24,680	32,476
Total Current Assets	623,678	643,075
PROPERTY, PLANT AND EQUIPMENT, NET	7,115,482	7,013,765
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	319,095	321,975
OTHER ASSETS:
Regulatory assets	903,472	887,777
Nuclear decommissioning trust	160,869	150,754
Other	267,888	247,885
Total Other Assets	1,332,229	1,286,416
TOTAL ASSETS	$9,390,484	$9,265,231
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$27,721	$25,942
Short-term debt	143,065	339,200
Accounts payable	199,196	180,825
Accrued dividends	43,109	41,743
Accrued taxes	89,868	58,624
Accrued interest	88,076	77,891
Regulatory liabilities	43,413	37,557
Other	91,801	84,359
Total Current Liabilities	726,249	846,141
LONG-TERM LIABILITIES:
Long-term debt, net	3,068,481	2,819,271
Long-term debt of variable interest entities, net	195,472	222,743
Deferred income taxes	1,207,234	1,197,837
Unamortized investment tax credits	190,722	191,512
Regulatory liabilities	290,184	285,618
Accrued employee benefits	559,839	564,870
Asset retirement obligations	154,667	152,648
Other	74,014	74,336
Total Long-Term Liabilities	5,740,613	5,508,835
COMMITMENTS AND CONTINGENCIES (See Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 126,801,458 shares and 126,503,748 shares, respective to each date	634,007	632,519
Paid-in capital	1,659,271	1,656,972
Retained earnings	614,118	606,649
Total Westar Energy, Inc. Shareholders’ Equity	2,907,396	2,896,140
Noncontrolling Interests	16,226	14,115
Total Equity	2,923,622	2,910,255
TOTAL LIABILITIES AND EQUITY	$9,390,484	$9,265,231

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2013	2012
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$53,256	$29,237
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	66,846	73,280
Amortization of nuclear fuel	2,857	1,378
Amortization of deferred regulatory gain from sale leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	3,522	7,375
Non-cash compensation	2,221	2,028
Net deferred income taxes and credits	22,387	3,958
Stock-based compensation excess tax benefits	(202)	(1,381)
Allowance for equity funds used during construction	(2,746)	(3,940)
Changes in working capital items:
Accounts receivable	(2,313)	28,603
Fuel inventory and supplies	12,180	(25,294)
Prepaid expenses and other	7,641	(7,395)
Accounts payable	28,214	(5,453)
Accrued taxes	31,431	34,047
Other current liabilities	(7,251)	(7,843)
Changes in other assets	(31,259)	(40,643)
Changes in other liabilities	8,224	(22,620)
Cash Flows from Operating Activities	193,634	63,963
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(181,987)	(189,966)
Purchase of securities within trusts	(32,582)	(7,160)
Sale of securities within trusts	33,305	8,023
Proceeds from trust	498	—
Proceeds from investment in corporate-owned life insurance	79,508	16,177
Proceeds from federal grant	876	2,461
Investment in affiliated company	—	(2,502)
Other investing activities	(258)	(1,031)
Cash Flows used in Investing Activities	(100,640)	(173,998)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(196,318)	(4,633)
Proceeds from long-term debt	246,179	246,656
Retirements of long-term debt	—	(70,563)
Retirements of long-term debt of variable interest entities	(25,368)	(5,088)
Repayment of capital leases	(802)	(614)
Borrowings against cash surrender value of corporate-owned life insurance	—	1,074
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(78,655)	(18,131)
Stock-based compensation excess tax benefits	202	1,381
Issuance of common stock	1,546	1,811
Distributions to shareholders of noncontrolling interests	—	(2,787)
Cash dividends paid	(39,964)	(38,884)
Cash Flows (used in) from Financing Activities	(93,180)	110,222
NET CHANGE IN CASH AND CASH EQUIVALENTS	(186)	187
CASH AND CASH EQUIVALENTS:
Beginning of period	5,829	3,539
End of period	$5,643	$3,726

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
1st Quarter 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$27,282		$0.21

		Favorable/(Unfavorable)

	Retail		50,516	A
	Wholesale		15,257	B
	Transmission		5,547
	Other revenues		(785)
	Fuel and purchased power		(24,098)	C
	SPP network transmission costs		(4,434)
	Gross Margin		42,003
	Operating and maintenance w/o SPP NITS		1,749	D
	Depreciation and amortization		6,434	E
	Selling, general and administrative		(1,611)	F
	Other income (expense)		(9,948)	G
	Interest expense		(2,238)
	Income tax expense		(12,370)	H
	Net income attributable to noncontrolling interests		(399)
	Preferred dividends		242
	Change in shares outstanding	$0.00

2013 earnings attributable to common stock			$51,144		$0.40

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due to increased average retail prices; retail MWh sales increased 3% (see page 5 for changes by customer class)

B	Due to 21% increase in MWh sales (see page 5 for changes by customer class)

C	Due primarily to increased MWhs generated offset by reduced MWhs purchased

D	Due principally to decreased unplanned outage expense at Wolf Creek -- $6.6M; increased property tax expense (this is largely offset in revenues through property tax surcharge) -- ($5.2M)

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F	Due primarily to higher pension costs -- ($9.1M); lower other employee and benefit costs -- $7.0M

G	Due primarily to recording in 2012 COLI proceeds -- ($9.2 M)

H	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended March 31,
	2013	2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$165,375	$138,418	$26,957	19.5
Commercial	147,956	129,651	18,305	14.1
Industrial	90,925	85,420	5,505	6.4
Other retail	3,198	3,054	144	4.7
Provision for rate refunds	(6,369)	(5,974)	(395)	(6.6)
Total Retail Revenues	401,085	350,569	50,516	14.4
Tariff-based wholesale	71,749	62,532	9,217	14.7
Market-based wholesale	14,720	8,680	6,040	69.6
Transmission	51,510	45,963	5,547	12.1
Other	7,148	7,933	(785)	(9.9)
Total Revenues	$546,212	$475,677	$70,535	14.8

Electricity Sales	(Thousands of MWh)
Residential	1,543	1,415	128	9.0
Commercial	1,703	1,649	54	3.3
Industrial	1,312	1,361	(49)	(3.6)
Other retail	21	21	—	—
Total Retail	4,579	4,446	133	3.0
Tariff-based wholesale	1,479	1,349	130	9.6
Market-based wholesale	566	344	222	64.5
Total wholesale	2,045	1,693	352	20.8
Total Electricity Sales	6,624	6,139	485	7.9

	(Dollars per MWh)
Total retail	$87.59	$78.85	$8.74	11.1
Tariff-based wholesale	$48.51	$46.35	$2.16	4.7
Market-based wholesale	$26.01	$25.23	$0.78	3.1

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$127,653	$99,635	$28,018	28.1
Purchased power	29,016	37,410	(8,394)	(22.4)
Subtotal	156,669	137,045	19,624	14.3
RECA recovery and other	(4,917)	(9,391)	4,474	47.6
Total fuel and purchased power expense	$151,752	$127,654	$24,098	18.9

Electricity Supply	(Thousands of MWh)
Generated - Gas	350	453	(103)	(22.7)
Coal	5,185	4,129	1,056	25.6
Nuclear	454	201	253	125.9
Wind	104	125	(21)	(16.8)
Subtotal electricity generated	6,093	4,908	1,185	24.1
Purchased	857	1,571	(714)	(45.4)
Total Electricity Supply	6,950	6,479	471	7.3

	(Dollars per MWh)
Average cost of fuel used for generation	$20.95	$20.30	$0.65	3.2
Average cost of purchased power	$33.86	$23.81	$10.05	42.2
Average cost of fuel and purchased power	$22.54	$21.15	$1.39	6.6

Degree Days		2011/
	2013	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	—	45	(45)	(100.0)
Actual compared to 20 year average	—	2	(2)	(100.0)
Heating
Actual compared to last year	2,511	1,825	686	37.6
Actual compared to 20 year average	2,511	2,428	83	3.4

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		March 31, 2013		December 31, 2012
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$27,721		$25,942
Long-term debt, net		3,068,481		2,819,271
Long-term debt of variable interest entities, net		195,472		222,743
Total long-term debt		3,291,674	52.9%	3,067,956	51.4%
Common equity		2,907,396	46.8%	2,896,140	48.4%
Noncontrolling interests		16,226	0.3%	14,115	0.2%
Total capitalization		$6,215,296	100.0%	$5,978,211	100.0%

GAAP Book value per share		$22.93		$22.89
Period end shares outstanding (in thousands)		126,801		126,504

Outstanding Long-Term Debt

	CUSIP	March 31, 2013		December 31, 2012
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	250,000		—
		2,000,000		1,750,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,075,500		1,825,500

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.64%Series due May 2038	485260B#9	100,000		100,000
6.70%Series due June 2019	U24448AB5	300,000		300,000
		625,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.6% Series due June 2031	121825CD3	50,000		50,000
6.0% Series due June 2031	121825CE1	50,000		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		373,940		373,940
Total KGE		998,940		998,940

Total long-term debt		3,074,440		2,824,440
Unamortized debt discount		(5,959)		(5,169)
Long-term debt due within one year		—		—
Total long-term debt, net		$3,068,481		$2,819,271

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis. However, transmission costs are recorded as operating and maintenance expense on Westar's consolidated statements of income.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three months ended March 31, 2013 and 2012 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended March 31,
	2013	2012	Change
	(Dollars in Thousands)
Revenues
Residential	$165,375	$138,418	$26,957
Commercial	147,956	129,651	18,305
Industrial	90,925	85,420	5,505
Other retail	(3,171)	(2,920)	(251)
Total Retail Revenues	401,085	350,569	50,516
Wholesale	86,469	71,212	15,257
Transmission	51,510	45,963	5,547
Other	7,148	7,933	(785)
Total Revenues	546,212	475,677	70,535
Less: Fuel and purchased power expense	151,752	127,654	24,098
SPP network transmission costs	43,796	39,362	4,434
Gross Margin	$350,664	$308,661	$42,003

Gross margin	$350,664	$308,661	$42,003
Add: SPP network transmission costs	43,796	39,362	4,434
Less: Operating and maintenance expense	158,729	156,044	2,685
Depreciation and amortization expense	66,846	73,280	(6,434)
Selling, general and administrative expense	48,945	47,334	1,611
Income from operations	$119,940	$71,365	$48,575

Operating and maintenance expense	$158,729	$156,044	$2,685
Less: SPP network transmission costs	43,796	39,362	4,434
Operating and maintenance expense w/o SPP NITS	$114,933	$116,682	$(1,749)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended March 31, 2013 should be read in conjunction with this financial information.